SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      October 10, 1996


          NEW ENGLAND LIFE PENSION PROPERTIES IV; A REAL ESTATE LIMITED
                                   PARTNERSHIP
          (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
          (State or Other Jurisdiction of Incorporation)


     0-15429                            04-2893298
(Commission File Number)      (IRS Employer Identification No.)


399 Boylston Street, Boston, MA                        02116
(Address of principal executive offices)               (Zip Code)

                    (617) 578-1200
Registrant's Telephone Number, Including Area Code


                         Not Applicable
     (Former Name or Former Address, if Changed Since Last Report)




Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On October 10, 1996, New England Life Pension Properties IV; A Real Estate Limited Partnership sold its partnership interest in Decatur TownCenter II Associates (the "Joint Venture"), a general partnership which owns real property located at 125 Clairmont Avenue, Decatur, Georgia to Decatur TownCenter II Associates Ltd., its partner in the Joint Venture, for gross proceeds of $9,540,860. The terms of the sale were determined by arms-length negotiation between the buyer and Copley Real Estate Advisors, Inc., on behalf of the seller.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     None


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 22, 1996       NEW ENGLAND LIFE PENSION PROPERTIES IV;
                              A REAL ESTATE LIMITED PARTNERSHIP
                              (Registrant)



                           By:    Fourth Copley Corp.,
                                  Managing General Partner


                           By:    Wesley M. Gardiner, Jr.
                                  --------------------------------
                           Name:  Wesley M. Gardiner, Jr.
                           Title: Vice President